SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


Date of Report (Date of earliest event reported) February 27, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                0-10822                 25-1229323
(State of other jurisdiction (Commission File Number)     (IRS Employer
     of incorporation)                                 Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On February 27, 1998 Biocontrol Technology, Inc.
(NASDAQ:BICO) announced that it has received a signed letter of intent from a distributor in England to market its Diasensor 1000 noninvasive glucose sensor in the United Kingdom and has submitted the Technical File for the CE Mark to its Notified
Body, TUV Rheinland Product Safety GmbH, Germany, to allow marketing the sensor in the European Union (EU).

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/  Fred E. Cooper
                                                 CEO

DATED:  February 27, 1998

BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                         Media
Diane McQuaide                    Susan Taylor
1.412.429.0673  phone             1.412.279.9455 phone
1.412.279.9690  fax               1.412.279.9447 fax


 BIOCONTROL RECEIVES LETTER OF INTENT FOR DISTRIBUTION IN THE UK
             AND SUBMITS TECHNICAL FILE FOR CE MARK

          Pittsburgh, PA - February 27, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced that it has received a signed letter of intent from a distributor in England to market its Diasensor 1000 noninvasive glucose sensor in the United Kingdom and has submitted the Technical File for the CE Mark to its Notified Body, TUV Rheinland of North America, Inc., to allow marketing of the sensor in the European Union (EU).
            Because the submission of the Technical File, which will require some additional information, is the final step in obtaining the CE Mark, the distributor, with extensive experience in development, manufacture, and sales of products for diabetic use, will come to Biocontrol within the next two weeks to conclude a distribution agreement. Further details will be released once the agreement has been finalized.
          When achieved, the CE Mark on the Diasensor will signify that the product meets the mandatory health and safety requirements to be marketed in the 15-member European Union (EU) with a diabetic population of approximately 15 million. The first two steps in obtaining the CE Mark were completed by the Company in October 1997 and January 1998 resulting in ISO 9001 registration  for  its  Indiana,  PA  manufacturing  and  product development facilities.
           Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the
development   and   manufacture   of   biomedical   devices   and
environmental products.